SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2003

                                      BOA

                                  (Depositor)

 (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-56234-13                  90-0026825/Man
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 Barclay St.  8W, New York, NY                           10286
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 212-815-6140

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 2001-f Trust

On January 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-f Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2001, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-f Trust relating to the distribution date of January 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of October 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2003


                             Payment Date: 01/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        173,199,719.05    4.897000%    22,105,452.57    697,500.22   22,802,952.78       0.00   9,298.97
                        A2        251,208,872.51    5.537679%    32,061,748.40  1,144,010.04   33,205,758.44       0.00  15,251.77
                        AIO       457,255,920.94    0.245384%             0.00     92,272.45       92,272.45       0.00   1,230.16
Residual                AR                  0.00    5.537679%             0.00          0.21            0.21       0.00       0.00
                        ALR                 0.00    5.537679%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1         15,433,615.92    5.500000%       956,449.49     69,806.75    1,026,256.25       0.00     930.65
                        B2          6,145,221.96    5.500000%       380,830.68     27,795.04      408,625.72       0.00     370.56
                        B3          5,121,840.69    5.500000%       317,409.86     23,166.25      340,576.12       0.00     308.85
                        B4          2,048,736.28    5.500000%       126,963.95      9,266.50      136,230.45       0.00     123.54
                        B5          2,048,736.28    5.500000%       126,963.95      9,266.50      136,230.45       0.00     123.54
                        B6          2,049,178.24    5.500000%       126,991.34      9,268.50      136,259.84       0.00     123.57
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        457,255,920.94     -           56,202,810.23  2,082,352.47   58,285,162.70     -       27,761.61
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        151,094,266.49          9,298.97
                                A2        219,147,124.11         15,251.77
                                AIO       401,053,110.71          1,230.16
Residual                        AR                  0.00              0.00
                                ALR                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1         14,477,166.42            930.65
                                B2          5,764,391.29            370.56
                                B3          4,804,430.83            308.85
                                B4          1,921,772.33            123.54
                                B5          1,921,772.33            123.54
                                B6          1,922,186.91            123.57
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        401,053,110.71         27,761.61
--------------------------------------------------------------------------------

                             Payment Date: 01/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    173,199,719.05     4.897000% 0605064Q2    53.915738      1.701220    368.522601
                           A2    251,208,872.51     5.537679% 0605064R0    53.915738      1.923792    368.522601
                           AIO   457,255,920.94     0.245384% 0605064S8     0.000000      0.088899    386.390165
Residual                   AR              0.00     5.537679% 0605064T6     0.000000      4.202344      0.000000
                           ALR             0.00     5.537679% 0605064U3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1     15,433,615.92     5.500000% 0605064V1    61.157970      4.463633    925.709216
                           B2      6,145,221.96     5.500000% 0605064W9    61.157970      4.463633    925.709216
                           B3      5,121,840.69     5.500000% 0605064X7    61.157970      4.463633    925.709216
                           B4      2,048,736.28     5.500000% 0605064Y5    61.157970      4.463633    925.709216
                           B5      2,048,736.28     5.500000% 0605064Z2    61.157970      4.463633    925.709216
                           B6      2,049,178.24     5.500000% 0605065A6    61.157987      4.463634    925.709474
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     457,255,920.94       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
            MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f Trust
                        Bank of America, N.A., Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       401,053,110.12   401,053,110.12
Loan count                    945              945
Avg loan rate           6.678679%             6.68
Prepay amount       55,731,643.86    55,731,643.86

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       310,988.82       310,988.82
Sub servicer fees            0.00             0.00
Trustee fees               762.09           762.09


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard       5,072,753.80     5,072,753.80


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.231471%           100.000000%            424,408,591.56
   -----------------------------------------------------------------------------
   Junior            6.768529%             0.000000%             30,811,720.11
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          20                 8,428,374.10
60 to 89 days                           1                   400,529.94
90 or more                              3                 1,323,544.05
Foreclosure                             1                   410,569.06

Totals:                                25                10,563,017.15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           58,285,162.70         58,285,162.70
Principal remittance amount           56,202,810.23         56,202,810.23
Interest remittance amount             2,082,352.47          2,082,352.47